Investor Presentation 2 0 1 4 Exhibit 99.2

FORWARD LOOKING STATEMENTS
Statements contained in this presentation that relate to future, not past, events are forward-looking statements under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current expectations of future events and often can be identified by words such as “expect,”
“anticipate,” “project,” “intend,” “will,” “may,” “believe,” “could,” “continue,” “estimate,” “outlook,” “plan,”
“guidance,” “tomorrow”, “desired state,” other words of similar meaning or the use of future dates.
Forward-looking statements by their nature address matters that are, to different degrees, uncertain.
Uncertainties and risks may cause Tornier’s actual results to be materially different than those expressed in or implied by Tornier’s forward-looking statements. For Tornier, such uncertainties and risks include, among others, Tornier’s future operating results and financial performance; the success of and possible disruption from Tornier’s recently completed transition to dedicated upper and lower extremities sales forces; fluctuations in foreign currency exchange rates; the effect of global economic conditions; the timing of regulatory approvals and introduction of new products; physician acceptance, endorsement, and use of new products; and the effect of regulatory actions, changes in and adoption of reimbursement rates, product recalls and competitor activities. More detailed information on these and other factors that could affect Tornier’s actual results are described in Tornier’s filings with the U.S. Securities and
Exchange Commission, including its most recent quarterly report on Form 10-Q. Tornier undertakes no obligation to update its forward-looking statements.

NON GAAP FINANCIAL MEASURES
Tornier uses certain non-GAAP financial measures in this presentation, such as adjusted EBITDA, adjusted gross margin and constant currency. Tornier uses non-GAAP financial measures as supplemental measures of performance and believes these measures provide useful information to investors in evaluating Tornier’s operations, period over period. However, non-GAAP financial measures have limitations as analytical tools, and should not be considered in isolation or as a substitute for
Tornier’s financial results prepared in accordance with GAAP. In addition, investors should note that any non-GAAP financial measure Tornier uses may not be the same non-GAAP financial measure, and may not be calculated in the same manner, as that of other companies. A reconciliation of the non-GAAP financial measures used in the presentation to the most directly comparable GAAP financial measures can be found on Tornier’s website www.tornier.com under the “Non-GAAP Measure Reconciliation Tables”
section of the “Investor Relations” page

TORNIER IS… Global Medical Device Company, focusing on providing superior solutions to surgeons treating extremities injuries & disorders

TORNIER IS WELL-POSITIONED FOR LONG-TERM GROWTH
HIGH
GROWTH MARKET
Robust Drivers
Enable Sustained Growth
Extremities Extremities
$6.5B
8-9%
CAGR
(’14 – ’18)
Based upon management estimates
COMPREHENSIVE
PRODUCT PORTFOLIO
Leader in Innovation,
Science & Education
FOCUSED FOR
EFFICIENT SALES
Aligned to the
Extremity Call Point
FOCUSED ON EXECUTION
UPPER
EXTREMITIES
LOWER
EXTREMITIES
Upper Extremities
Orthopedic Surgeon
Lower Extremities
Orthopedic Surgeon
&
Surgical Podiatrist

TORNIER IS WELL-POSITIONED FOR LONG-TERM GROWTH
Robust Drivers
Enable Sustained Growth
$6.5B
8-9%
CAGR
(’14 – ’18)
Based upon management estimates
Leader in Innovation,
Science & Education
Aligned to the
Extremity Call Point
FOCUSED ON EXECUTION
Upper Extremities
Orthopedic Surgeon
Lower Extremities
Orthopedic Surgeon
&
Surgical Podiatrist
HIGH
GROWTH MARKET
UPPER
EXTREMITIES
LOWER
EXTREMITIES
FOCUSED FOR
EFFICIENT SALES
COMPREHENSIVE
PRODUCT PORTFOLIO
Extremities

Tornier’s Available Market is $6.5B with a 8-9% CAGR $1.7B $2.8B 9-10% CAGR LOWER EXTREMITIES TORNIER IS FOCUSED ON ROBUST, HIGH-GROWTH MARKETS $2.7B $3.7B UPPER EXTREMITIES 8-9% CAGR

EXTREMITY MARKET DRIVERS PROVIDE OPPORTUNITY
FOR SUSTAINED GROWTH
• Aging population
• Growing awareness (globally)
• “Quality of life” expectations
• Extremities specific design
• Unmet need for early intervention
• Growing need for revision
TECHNOLOGY PATIENTS OUTCOMES
• Improving clinical outcomes
• Evidence driven decisions

TORNIER IS WELL-POSITIONED FOR LONG-TERM GROWTH
Based upon management estimates
Leader in Innovation,
Science & Education
Robust Drivers
Enable Sustained Growth
$6.5B
8-9%
CAGR
(’14 – ’18)
FOCUSED ON EXECUTION
Aligned to the
Extremity Call Point
Upper Extremities
Orthopedic Surgeon
Lower Extremities
Orthopedic Surgeon
&
Surgical Podiatrist
Extremities
HIGH
GROWTH MARKET
COMPREHENSIVE
PRODUCT PORTFOLIO
FOCUSED FOR
EFFICIENT SALES
UPPER
EXTREMITIES
LOWER
EXTREMITIES

COMPREHENSIVE PORTFOLIO PROVIDES FULL-LINE
SUPPORT TO THE EXTREMITY SURGEON
96 Distinct Extremities Products
Number of
Extremities
Products:
JOINT
REPLACEMENTS
BONE
REPAIR
BIOLOGICS
SOFT TISSUE
REPAIR
UPPER
Shoulder,
Elbow, Hand &
Wrist
LOWER
Foot & Ankle
10
34
33
3
3
13
PROCEDURES

PORTFOLIO STRATEGY LEVERAGES STRENGTHS TO
TAKE SHARE WHILE EXPANDING EXTREMITY MARKETS
JOINT
REPLACEMENTS
BONE
REPAIR
BIOLOGICS
SOFT TISSUE
REPAIR
UPPER
Shoulder,
Elbow, Hand &
Wrist
LOWER
Foot & Ankle
1. Take Share through introduction of best-in-class extremity specific solutions
2. Expand arthroplasty markets with early intervention products
3. Create solutions for an Expanding extremity revision segment
4. Take Share
with differentiated value products, (“Value”
= outcome per healthcare dollar spent)
5. Expand customer base through ease-of-use products, instrumentation & surgical procedures
1 2
3
4
5
1 2
3
4 5
1 2
4
5
4 5
4 5

RECENT INTRODUCTIONS REFLECT OUR FOCUSED
PORTFOLIO STRATEGY
ASCEND FLEX
TM
Best in Class Arthroplasty
PYC HUMERAL HEAD
Earlier Intervention / Less Invasive
SALTO TALARIS
TM
XT
Revision Options
CANNULINK IFS
Differentiated Value
LATITUDE
TM
EV
Ease-of-use  / Expanded Customer Base

TORNIER IS THE “GO-TO” EXTREMITIES COMPANY WITH
INDUSTRY LEADING SCIENCE & EDUCATION PROGRAMS
RESPECTED FOR
SCIENTIFIC  RIGOR
SUPPORTING ACTIVE FUNDAMENTAL RESEARCH
• Pyrolytic carbon
• Advanced kinematic & biomechanical testing capability
• Computer aided surgery / 3D operative planning
COMMITTED TO “EVIDENCE-BASED” MEDICINE
• Aequalis shoulder registry - 20+ years of data
• Simpliciti trial – 1st US IDE shoulder arthroplasty study
• Salto-Talaris – total ankle replacement survivorship data
INVESTED IN PROFESSIONAL EDUCATION & TRAINING
• Unique shoulder and ankle master courses
• Orthopedic fellowship courses
• Cadence of product-specific cadaveric training labs

TORNIER IS WELL-POSITIONED FOR LONG-TERM GROWTH
Robust Drivers
Enable Sustained Growth
$6.5B
7-9%
CAGR
(’14 – ’18)
Aligned to the
Extremity Call Point
FOCUSED ON EXECUTION
Based upon management estimates
Leader in Innovation,
Science & Education
Upper Extremities
Orthopedic Surgeon
Lower Extremities
Orthopedic Surgeon
&
Surgical Podiatrist
LOWER
EXTREMITIES
UPPER
EXTREMITIES
HIGH
GROWTH MARKET
Extremities
FOCUSED FOR
EFFICIENT SALES
COMPREHENSIVE
PRODUCT PORTFOLIO

TORNIER CONDUCTS INTERNATIONAL SALES OPERATIONS
IN 45
DISTINCT COUNTRIES ON 6
CONTINENTS
Primarily direct sales
Primarily distributor
Mixed  Model
Country Office
International revenue $93.3 MM (41% of Total)*
* Q3 2013 year to date revenue results

THREE STRATEGIC INITIATIVES TO STRENGTHEN OUR
INTERNATIONAL BUSINESS
STRENGTHEN BRAND IN EMERGING MARKETS
3
ACCELERATE REVENUE GROWTH
2
•
Aggressively launch new platform products globally (ex. Ascend Flex)
• Broaden product offering in direct & distributor markets
DRIVE ADOPTION IN DEVELOPED GEOGRAPHIES
• Strengthen and further focus our sales forces
• Invest in strategic market development activities
1
• Select investments to accelerate presence in Brazil & China
• Evaluate targeted expansion plans in other emerging markets
(ex. India)

CONTINUE TO INVEST TO BUILD A SUPERIOR
U.S. SALES FORCE
Competitively Superior
• Exclusive channel
• Expanded portfolio
• Narrow rep territories
• Reps provide “value-add”
DESIRED STATE
Proficient & Productive
• Reps aligned to Upper /
Lower
• Continue to fill territories
• Certify rep training
• Track & manage reps
Aligned & Committed
• Agreements for
dedicated Upper / Lower
• Hire and fill Territories
• Clearly defined coverage
• Initial rep training
2013 – PHASE I
• Limited access to reps
• Rep covered any/all cases
• Limited formal training
• Inconsistent distributor
contracts
Limited
Standardization
and Commitment to
Tornier
TORNIER 2012
4 4
2014/2015 – PHASE II

COMPLETED SIGNIFICANT TRANSITIONS WITHIN
U.S. SALES CHANNEL IN 2013
EXITING 2012
Distributor
Direct
US Sales Network
• 18 Legacy Tornier distributors selling both UE & LE
• 3 Direct Tornier territories
• 50 OrthoHelix LE agents in Oct-12
ENTERING 2014
US Sales Network
• U.S. revenue $134.2 MM (59% of Total)*
• > 85% US revenues – dedicated sales reps  UE or LE
• > 50% US revenues managed by direct sales reps
* Q3 2013 year to date revenue results

WORK REMAINS TO BUILD A “BEST-IN-CLASS”
U.S. SALES FORCE
Timing
2012
Desired State
Agreements
& Alignment
Rep Training  &
Education
Performance  &
Productivity
Distributor
Negotiation
High Uncertainty
Strong & Reliable
Performance
US Sales Channel Transition
Territory
Staffing
Sales Mgmt. &
Training Org.
4
4 4

EBITDA Leverage
Above Market
CAGR
2018 2013
2013 2018
Upper Extrm.
Lower Extrm.
20% of Rev
Projected Extremities Revenues
• Driving above-market growth
in upper and lower extremity
segments
• Revenue geographically
balanced
Revenue Takeaways
• Runway to EBITDA >20% of Rev.
• GM contributions expand:
• Continued insourcing
(OrthoHelix)
• On-going manufacturing
efficiencies
• SG&A leverage comes with
revenue
• Market Cap: ~$925M
• FY13 Results:
Rev:
$310.5 - $311.5M
• Q3 ‘13 YTD Results:
Revenue:
$227.6M
Adj.
GM:
73.9% *
Adj.
EBITDA:
$21.3M*
• Cash (Q3 ‘13): $62.6M
Financial Profile
PLANS TO DELIVER CONSISTENT ABOVE-MARKET GROWTH
AND STRONG FINANCIAL PERFORMANCE
EBITDA Takeaways
*Represents non-GAAP financial
measure.  Reconciliation to the closest
GAAP measure can be found on
Tornier’s website.

TORNIER IS WELL-POSITIONED FOR LONG-TERM GROWTH FOCUSED ON EXECUTION Based upon management estimates

THANK YOU